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                                                                 EXHIBIT 10.18



                            INDEMNIFICATION AGREEMENT

       This Indemnity Agreement, dated as of ____________ ___, 1999, is made by and between UNITED THERAPEUTICS CORPORATION, a Delaware corporation (the "Company"), and ____________________ (the "Indemnitee"), an "agent" (as hereinafter defined) of the Company.

                                    RECITALS

       A. The Company recognizes that competent and experienced persons are increasingly reluctant to serve as directors or executive officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and executive officers;

       B. The statutes and judicial decisions regarding the duties of directors and executive officers are often difficult to apply, ambiguous or conflicting, and therefore fail to provide such directors and executive officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

       C. The Company and the Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors and executive officers;

       D. The Company believes that it is unfair for its directors and executive officers to assume the risk of huge judgments and other expenses which may occur in cases in which the director or executive officer received no personal profit and in cases where the director or executive officer was not culpable;

       E. The Company, after reasonable investigation, has determined that the liability insurance coverage presently available to the Company is inadequate to cover all possible exposure for which the Indemnitee should be protected. The Company believes that the interests of the Company and its stockholders would best be served by a combination of such insurance and the indemnification by the Company of the directors and executive officers of the Company,

       F. Section 145 of the General Corporation Law of Delaware ("Section 145"), under which the Company is organized, empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or



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enterprises, and expressly provides that the indemnification provided by Section
145 is not exclusive;

       G. The Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but necessary to promote the best interests of the Company and its stockholders;

       H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director or executive officer of the Company free from undue concern for claims for damages arising out of or related to such services to the Company, and

       I. The Indemnitee is willing to serve, or to continue to serve, the Company, only on the condition that he is furnished the indemnity provided for herein.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

       1. Definitions

              (a) Agent. For purposes of this Agreement, "agent" of the Company meansany person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company, or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

              (b) Expenses. For purposes of this Agreement, "expenses" includes all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement,
Section 145 or otherwise, and amounts paid in settlement by or on behalf of the Indemnitee, but shall not include any final judgments, fines or penalties actually levied against the Indemnitee.

              (c) Proceedings. For the purposes of this Agreement, "proceeding" means any threatened, pending or completed action, suit or other proceeding, whether civil, criminal, administrative or investigative.

              (d) Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other subsidiaries or by one or more other subsidiaries.

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              (e) Other Enterprise. For purpose of this Agreement, "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plans; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and any person who acts in good faith and in a manner he reasonably believes to be in the best interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

       2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as an agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity the Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the By-Laws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by the Indemnitee in any capacity.

       3. Indemnity in Third Party Proceeding. The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding (other than a proceeding by or in the right of the Company) by reason of the fact that the Indemnitee is or was an agent of the Company, including any proceeding based upon any act or inaction by the Indemnitee in his capacity as an agent of the Company, against any and all expenses, judgments, fines and penalties actually and reasonably incurred by him in connection with such proceeding, but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order of court, settlement, conviction or on plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal proceedings, that such person had reasonable cause to believe that his conduct was unlawful.

       4. Indemnity in Derivative Actions; Indemnification as Witness.

    (a) The Company shall indemnify the Indemnitee if the Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an agent of the Company, including any proceeding based upon any act or inaction by the Indemnitee in his capacity as an agent of the Company, against all expenses actually and reasonably incurred by the Indemnitee in connection with such proceeding, but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification under this Section 4 shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been finally

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adjudged to be liable to the Company by a court of competent jurisdiction for gross negligence or misconduct in the performance of his duty to the Company, unless and only to the extent that any court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

              (b) Notwithstanding any other provisions of this Agreement, to the extent the Indemnitee is, by reason of the fact that he is or was an agent of the Corporation, involved in any investigative proceeding, including but not limited to testifying as a witness or furnishing documents in response to a subpoena or otherwise, the Indemnitee shall be indemnified against any and all expenses actually and reasonably incurred by or for him in connection therewith.

       5. Idemnification of Expenses of Successful Party. Notwithstanding any other provisions of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred in connection with such proceeding.

       6. Partial Idemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses, judgments, fines or penalties, actually and reasonably incurred by him in a proceeding but is not entitled, however, to indemnification for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

       7. Advancement of Expenses. Subject to Section 11(a) hereof, the Company shall advance all expenses incurred by the Indemnitee in connection with any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. The Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement. The advances to be made hereunder shall be paid by the Company to or on behalf of the Indemnitee within thirty (30) days following delivery of a written request therefor by the Indemnitee to the Company.

       8. Notice and Other Idemnification Procedures.

              (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof, provided the failure to provide such notification shall not diminish the Indemnitee's indemnification hereunder.

              (b) Any indemnification requested by the Indemnitee under Section 3, 4, 5 or 6 hereof shall be made no later than forty-five (45) days after receipt of the written request of the Indemnitee unless a determination is made within said forty-five (45) day period (i) by the

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Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who are not parties to such proceeding, or (ii) in the event such a quorum is not obtainable, at the election of the Company, either by independent legal counsel in a written opinion or by a panel of arbitrators (selected in the manner set forth in Section 8(c) hereof) that the Indemnitee has not met the relevant standards for indemnification set forth in Section 3, 4, 5 or 6 hereof.

              (c) Except as set forth herein, the right of indemnification under this Agreement and any dispute arising hereunder, including but not limited to matters of validity, interpretation, application and enforcement, shall be determined exclusively by and through final and binding arbitration in Washington, D.C. each party hereto expressly and conclusively waiving his right to proceed to a judicial determination with respect to such matter. Such arbitration shall be conducted in accordance with the commercial arbitration rules then in effect of the American Arbitration Association before a panel of three arbitrators, one of whom shall be selected by the Company, the second of whom shall be selected by the Indemnitee and the third of whom shall be selected by the other two arbitrators. If for any reason arbitration under the arbitration rules of the American Arbitration Association cannot be initiated, the necessary arbitrator or arbitrators shall be selected by the presiding judge of the local court of general jurisdiction in Washington, D.C.. Each arbitrator selected as provided hereto is required to be serving or to have served as a director or an executive officer of a corporation whose shares of common stock, during at least one year of such service, were quoted in the Nasdaq National Market System or listed on the New York Stock Exchange. It is expressly understood and agreed by the parties that a party may compel arbitration pursuant to this Section 8(c) through an action for specific performance and that any award entered by the arbitrators may be enforced, without further evidence or proceedings, in any court of competent jurisdiction.

              (d) The provisions of Section 8(c) hereof shall not apply if, and to the extent that, they may be inconsistent with an undertaking given by the Company (including an undertaking given after the date of this Agreement) to the Securities and Exchange Commission to submit to a court of competent jurisdiction the question whether indemnification for liabilities under the Securities Act of 1933, as amended (the "Securities Act"), by the Company is against public policy as expressed in the Securities Act, and to be governed by the final adjudication of such issue. In such case, the determination by such court shall be deemed, for purposes of this Agreement, to be a determination pursuant to Section 8(c) hereof.

              (e) The Company shall reimburse the Indemnitee for the expenses incurred in prosecuting or defending such arbitration unless the arbitrator finds that each of the claims and/or defenses of the Indemnitee in any such proceeding was frivolous or in bad faith.

       9. Assumption of Defense. In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement

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for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (a) the Indemnitee shall have the right to employ his counsel in such proceeding at the Indemnitee's expense and (b) if (i) the employment of counsel by the Indemnitee has been previously authorized in writing by the Company, (ii) the Company shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

       10. Insurance. The Company may, but is not obligated to, obtain directors' and officers' liability insurance ("D&O Insurance") as may be or become available in reasonable amounts from established and reputable insurers with respect to which the Indemnitee is named as an insured. Notwithstanding any other provision of the Agreement, the Company shall not be obligated to indemnify the Indemnitee for expenses, judgments, fines or penalties which have been paid directly to the Indemnitee by D&O Insurance. If the Company has D&O Insurance in effect at the time the Company receives from the Indemnitee any notice of the commencement of a proceeding, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

       11. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

              (a) Claims Initiated by the Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except to the extent set forth in Section 8(e) hereof; provided, however, that such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

              (b) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company's written consent; the Company shall not settle any proceeding without the Indemnitee's written consent; neither the Company nor the Indemnitee will unreasonably withhold consent to any proposed settlement; or

              (c) Certain Matters. To indemnify the Indemnitee on account of any proceeding with respect to (i) payments made to the Indemnitee if it is determined by final judgment or other final adjudication that such payments were in violation of law or (ii) which it is determined by final judgment or other final adjudication that the conduct of the Indemnitee constituted bad faith or active and deliberate dishonesty; or

              (d) Section 16. To indemnify the Indemnitee on account of any claim by or on behalf of the Company for recovery of profits resulting from the purchase and sale or



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sale and purchase by the Indemnitee of equity securities of the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended; or

              (e) Unlawful. To indemnify the Indemnitee to the extent such indemnification has been determined pursuant to Section 8(c) hereof to be unlawful.

       12. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or By-Laws, the vote of the Company's stockholders or disinterested directors, other agreements or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

       13. Suboragation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

       14. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

       15. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 14 hereof.

       16. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

       17. Successors and Assigns. The terms of this Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto.

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       18. Notice. All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be duly given if: (a) personally delivered or sent via telecopy, (b) sent by certified mail, return receipt requested, or (c) sent by nationally recognized overnight courier service (for next business day delivery), shipping prepaid to the addresses shown on the signature page of this Agreement or such other address or addresses as the person to whom notice is to be given may have previously furnished to the other party in writing in the manner set forth above. Notices shall be deemed given at the time of personal delivery or completed telecopy, or, if sent by certified mail, three (3) business days after such sending, or, if sent by nationally recognized overnight courier service, one (1) business day after such sending.

       19. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware, without giving effect to conflict of laws principles. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Company of its directors and executive officers, then the indemnification provided under this Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

       The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

                                                UNITED THERAPEUTICS
                                                CORPORATION


                                                By _____________________________

                                                   1110 Spring Street
                                                   Silver Spring, Maryland 20910



                                                INDEMNITEE:


                                                ________________________________
                                                [Name]

                                                Address: _______________________
                                                         _______________________
                                                         _______________________